Exhibit 10.2
FOURTH AMENDMENT TO LEASE AGREEMENT
THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Fourth Amendment”) is made and entered into on August 30, 2019 (the "Execution Date") by and between HILLWOOD ENTERPRISES, L.P., a Texas limited partnership ("Hillwood Enterprises"), and EXELIXIS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Ascentris 105, LLC (“Existing Landlord”) and Tenant are parties to (i) that certain Lease Agreement dated May 2, 2017 (the “Original Lease”) for premises consisting of approximately 110,783 square feet of Rentable Area (the “Original Premises”) in the multiple building project known as 1750 North Loop Road and 1601, 1701, 1751, 1801 and 1851 Harbor Bay Parkway, Alameda, California (as further defined in the Original Lease, the “Project”), and (ii) that certain Agreement for Conditional Option to Amend Lease dated as of May 2, 2017 (the “Additional 1801 Space Option Agreement”), pursuant to which Tenant had the right to add Suite 125 consisting of approximately 17,075 square feet of Rentable Area and depicted on Exhibit A-1 attached to the First Amendment (as defined below) (the “Additional 1801 Space”) on the first floor of the 1801 Building (as defined in the Original Lease) to the Premises, by amending the Original Lease.
B.    Existing Landlord and Tenant are parties to that certain First Amendment to Lease Agreement dated October 16, 2017 (the “First Amendment”), pursuant to which the Original Premises was expanded to include the Additional 1801 Space and the premises known as Suite 115 consisting of 2,703 square feet of Rentable Area and depicted on Exhibit A‑2 attached to the First Amendment (the “Additional 1751 Space”) on the first floor of the 1751 Building (as defined in the Original Lease).
C.    Existing Landlord and Tenant are parties to the certain Second Amendment to Lease Agreement dated June 13, 2018 (the “Second Amendment”), pursuant to which, among other things, the Premises under the Lease was further expanded to include the premises known as Suite 150 consisting of 4,204 square feet of Rentable Area and depicted on Exhibit A‑3 attached to the Second Amendment (the “Second Amendment Expansion 1751 Space”) on the first floor of the 1751 Building.
D.    Existing Landlord and Tenant are parties to the certain Third Amendment to Lease Agreement dated April 1, 2019 (the “Third Amendment”), pursuant to which, among other things, the Tenant agreed to surrender the Additional 1751 Space and to expand the Premises under the Lease to include the premises known as Suites 100, 120, and 150 and common areas of the building located at 1601 Harbor Bay Parkway, Alameda, California (the “1601 Building”), consisting of 37,544 square feet of Rentable Area and depicted on Exhibit A‑3 attached to the Third Amendment (the “1601 Space”). The 1601 Space comprises the entirety of the 1601 Building.
E.    The Original Premises, as expanded by the Additional 1801 Space, the Second Amendment Expansion 1751 Space, and the 1601 Space, is hereinafter referred to as the “Existing Premises.” The Original Lease, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is hereinafter referred to as the “Lease.”
F.    Existing Landlord, as seller, and Hillwood Enterprises, as purchaser, have entered into a purchase and sale agreement for the Project (as the same may be amended from time to time, the "Contract"). The closing of the acquisition of the Project pursuant to the terms of the Contract is anticipated to occur on or about September 27, 2019, subject to extensions as set forth in the Contract (as such date may be extended, “Closing”). As used herein, (i) the term "Landlord" shall mean either Hillwood Enterprises or the successor-in-interest to the rights and obligations of Hillwood Enterprises under the Contract acquiring fee title to the Project at Closing and (ii) the term “Fourth Amendment Effective Date” shall mean the date of the Closing.
G.    Hillwood Enterprises’ election to acquire the Project under the Contract is contingent on Tenant’s agreeing to amend the terms of the Lease as described in clauses (i), (ii) and (iii) immediately below, and, prior to

Closing, Hillwood Enterprises and Tenant desire to enter into this Fourth Amendment to agree on the terms and conditions upon which the parties will, conditioned on occurrence of the Closing, (i) extend the Term to expire on October 31, 2031 (as provided below in Section 3 below), (ii) expand the Existing Premises to include the premises known as Suites 100, 125, 150, 115, and 200 and common areas of the building located at 1701 Harbor Bay Parkway, Alameda, California (the “1701 Building”), consisting of 59,335 square feet of Rentable Area and depicted on Exhibit A-4 attached hereto (the “1701 Space”), and (iii) terminate Tenant’s early termination right pursuant to Section 29 of the Lease. The 1701 Space comprises the entirety of the 1701 Building.
AMENDMENT
NOW THEREFORE, in consideration of good and valuable consideration and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:
1.    Defined Terms. All capitalized terms used but not defined in this Fourth Amendment will have the meanings set forth for such terms in the Lease. All terms that are defined in this Fourth Amendment and used in any provisions that are added to the Lease pursuant to this Fourth Amendment will have the meanings in the Lease set forth for such terms in this Fourth Amendment.
2.    Delivery and Demise of the 1701 Space.
(a)    Lease of 1701 Space. Subject to the terms, covenants, conditions and provisions of the Lease, as amended by this Fourth Amendment, Landlord leases to Tenant and Tenant leases from Landlord the 1701 Space for the remainder of the Term (as such term is amended in Section 3 below). On the applicable “Start Dates” (as defined in Section 2(c) below) for the 1701 Space, Landlord shall Deliver to Tenant, and Tenant shall accept possession of, the applicable portions of the 1701 Space in the following condition notwithstanding anything in Section 2.2 of the Lease to the contrary: in its as-is, where-as condition, provided that the 1701 Space shall be vacant and broom clean and fully decommissioned with respect to any Hazardous Materials used therein. Landlord represents that, to Landlord’s knowledge, (a) Suite 100 of the 1701 Space is currently occupied by a tenant pursuant to a lease (the “Current Suite 100 Lease”), which is set to expire on November 30, 2023; (b) Suite 125 of the 1701 Space is currently occupied by a tenant pursuant to a lease (the “Current Suite 125 Lease”), which is set to expire on May 31, 2021; (c) Suite 150 of the 1701 Space is currently used for the property management office; and (d) the Closing is conditioned on the seller under the Contract delivering Suites 115 and 200 of the 1701 Space vacant and unleased at Closing. Landlord will use commercially reasonable efforts to Deliver (i) Suite 100 of the 1701 Space to Tenant within 15 days following the date that the tenant under the Current Suite 100 Lease vacates Suite 100 of the 1701 Space, (ii) Suite 125 of the 1701 Space to Tenant within 15 days following the date that the tenant under the Current Suite 125 Lease vacates Suite 125 of the 1701 Space, (iii) Suites 115 and 200 of the 1701 Space to Tenant within 15 days after the Closing, and (iv) Suite 150 of the 1701 Space within 15 days following the date that the property management office is relocated to an alternative location at the Project. Landlord shall use commercially reasonable efforts to relocate the property manager currently occupying Suite 150 of the 1701 Space as soon as reasonably practical after the Closing. Landlord shall use commercially reasonable efforts to relocate the tenants currently occupying Suites 100 and 125 of the 1701 Space as soon as reasonably practical after the Closing. Tenant shall use reasonable efforts to cooperate with Landlord to relocate such tenants, which efforts shall include, without limitation, negotiating in good faith with Landlord to vacate a portion of the Premises located in the 1751 Building to make space available to such tenants. Notwithstanding anything to the contrary herein, until all of the 1701 Space has been Delivered to Tenant, the 1701 Building shall be considered a Multi User Building and Tenant shall have the non-exclusive right to use the interior Common Areas within the 1701 Building. Upon the Delivery of the final portion of the 1701 Space, the 1701 Building will be considered a Single User Building fully leased by Tenant and there shall be no interior Common Areas therein. As used herein, “Landlord’s knowledge” shall mean the current, actual knowledge of Joseph Ernst without a duty to investigate or inquire.
(b)    1701 Space Rent Commencement Dates.

(i)    Suite 100. Commencing on the date that is 15 days after Landlord Delivers Suite 100 of the 1701 Space in accordance with Section 2(a), Tenant shall pay Landlord Base Rent for such space according to Section 8(b) and shall pay Additional Rent for such space according to Section 3.2 of the Lease.
(ii)    Suite 125. Commencing on the date that is 15 days after Landlord Delivers Suite 125 of the 1701 Space in accordance with Section 2(a), Tenant shall pay Landlord Base Rent for such space according to Section 8(b) and shall pay Additional Rent for such space according to Section 3.2 of the Lease.
(iii)    Suite 150. Commencing on the later of December 1, 2019 and the date Landlord Delivers Suite 150 of the 1701 Space in accordance with Section 2(a), Tenant shall pay Landlord Base Rent for such space according to Section 8(b) and shall pay Additional Rent for such space according to Section 3.2 of the Lease.
(iv)    Suites 115 and 200. Commencing on the later of December 1, 2019 and the date that Landlord Delivers Suites 115 and 200 of the 1701 Space in accordance with Section 2(a), Tenant shall pay Landlord Base Rent for such space according to Section 8(b) and shall pay Additional Rent for such space according to Section 3.2 of the Lease.
(c)    Start Dates. “Start Date” with respect to each portion of the 1701 Space means the date that Landlord Delivers such portion to Tenant. The targeted Start Dates with respect to the 1701 Space are as follows:

Portion of 1701 Space	Targeted Start Date
Suites 115 and 200	15 days after the Closing
Suite 100	Within 6 months after the Closing
Suite 125	Within 6 months after the Closing
Suite 150	Within 6 months after the Closing

Landlord shall have no liability to Tenant for its failure to deliver any portion of the 1701 Space to Tenant on the applicable targeted Start Date if a delay in Delivery is caused by a tenant’s holding over in a portion of the 1701 Space or refusal to relocate from its portion of the 1701 Space, so long as Landlord is using commercially reasonable efforts to cause such tenant to vacate or relocate from the applicable portion of the 1701 Space, which commercially reasonable efforts shall include filing an unlawful detainer action if a tenant is holding over and such holdover continues for a period in excess of 30 days.

If the Start Date for a specified portion of the 1701 Space has not occurred within 120 days after the targeted Start Date specified in this Section 1(c), then Tenant will have the right to terminate the Lease with respect to such undelivered portion of the 1701 Space (the “Terminated Space”) by delivering written notice of termination to Landlord not more than 30 days after the end of such 120‑day period. Upon such termination, Tenant will, upon Landlord’s request, execute and deliver an agreement in recordable form containing a release and surrender of all right, title and interest in and to the Terminated Space except as otherwise provided in this paragraph; neither Landlord nor Tenant will have any further obligations to each other with respect to the Terminated Space under this Amendment, including, without limitation, any obligations to pay for work previously performed in the Terminated Space; all improvements to the Terminated Space will become and remain the property of Landlord; Landlord will refund to Tenant any sums paid to Landlord by Tenant for the Terminated Space in connection with the Lease. Such termination and refund rights will be Tenant’s sole and exclusive remedies for Landlord’s failure to deliver any portion of the 1701 Space by the targeted Start Dates described above other than the right to seek specific performance to enforce Landlord’s obligations to use commercially reasonable efforts to relocate the tenants in Suites 100, 125 and 150 of the

1701 Space and thereafter deliver such space to Tenant, and Tenant expressly waives any other rights, claims or remedies that Tenant might otherwise have against Landlord by reason of Landlord’s failure to deliver any portion of the 1701 Space.

3.    Term. Section 1.1(h) of the Lease is hereby replaced in its entirety with the following as of the Fourth Amendment Effective Date:
“(h)    “Term” means the duration of this Lease, beginning on February 1, 2018 (the “Commencement Date”) and ending on the “Expiration Date” (as defined below), unless terminated earlier or extended further as provided in this Lease. The “Expiration Date” means October 31, 2031.”

4.    Premises. The Lease is hereby amended as follows:
(a)    1701 Space. Effective as of the Fourth Amendment Effective Date (as defined in Section 26 below), Section 1.1(d) of the Original Lease is hereby amended by the addition of the following as Section 1.1(d)(v):
“(v)    1701 Space. Premises known as Suites 100, 125, 150, 115 and 200 and common areas located at the 1701 Building identified on Exhibit A (the “1701 Space”), which constitute the entire 1701 Building and contain approximately 59,335 square feet of the Rentable Area, which shall not be subject to re‑measurement except as set forth in Section 2.6 below.”
(b)    Rentable Area of the Premises. Effective as of the Fourth Amendment Effective Date, the last paragraph of Section 1.1(d) of the Original Lease is hereby amended as follows:
(i)    The Premises contains total square feet of Rentable Area equal to the total square feet of Rentable Area of the Premises that has been Delivered to Tenant (see Exhibit A of the Original Lease for the Rentable Area table).
(ii)    The Rentable Area table set forth in Exhibit A of the Original Lease, as previously replaced, is hereby replaced with the Rentable Area table attached hereto as Exhibit A-4 of this Fourth Amendment.
5.    1701 Building. Effective as of the Fourth Amendment Effective Date, Section 1.1(e) of the Original Lease is hereby amended by the addition of the following as Section 1.1(e)(v):
“(v)    1701 Harbor Bay Parkway, Alameda, California, in which the 1701 Space is located (the “1701 Building”), which Building contains approximately 59,335 square feet of Rentable Area and is a Single User Building.”
6.    Project. Effective as of the Fourth Amendment Effective Date, Section 1.1(f) of the Original Lease is hereby amended by replacing “386,283” with “385,967”.
7.    Exhibits. Effective as of the Fourth Amendment Effective Date, Exhibit A to the Lease, entitled “Plan Delineating the Premises and Tenant Maintained Outdoor Areas” is hereby replaced by the updated Exhibit A-4 attached hereto.
8.    Base Rent. Section 1.1(i) of the Original Lease, as previously amended, is hereby further amended as of the Fourth Amendment Effective Date as follows:
(a)    The Base Rent schedule for the Existing Premises for the remainder of the Term shall be paid in accordance with the schedules for the Existing Premises shown on Exhibit B.

(b)    Commencing on the dates stated in Section 2(b) above, Base Rent for the 1701 Space, or applicable portion thereof, shall be paid in accordance with the schedule for the 1701 Space shown on Exhibit B. If the commencement of Base Rent for a portion of the 1701 Space does not occur on the first day of the month, then the Base Rent paid during such partial month shall be prorated based on the number of days in such partial month from and after such Base Rent commencement date through the end of the month.
9.    Building Shares; Project Shares.
(a)    1801 Project Share. Effective as of the Fourth Amendment Effective Date, Section 1.1(k)(ii) of the Original Lease is hereby further amended so that the 1801 Project Share is 15.14%, subject to adjustment pursuant to Section 2.6 of the Original Lease.
(b)    1851 Project Share. Effective as of the Fourth Amendment Effective Date, Section 1.1(k)(iii) of the Original Lease is hereby further amended so that the 1851 Project Share is 14.89%, subject to adjustment pursuant to Section 2.6 of the Original Lease.
(c)    1751 Building Share; 1751 Project Share. Effective as of the Fourth Amendment Effective Date, (i) Section 1.1(e)(i) of the Original Lease is hereby amended to delete the phrase “74,390 square feet of Rentable Area” and replace such phrase with “73,854 square feet of Rentable Area”, (ii) Section 1.1(j)(i) of the Original Lease is amended so that the 1751 Building Share is 21.89%, subject to adjustment pursuant to Section 2.6 of the Original Lease, and (iii) Section 1.1(k)(i) of the Original Lease is hereby amended so that the 1751 Project Share is 4.19%, subject to adjustment pursuant to Section 2.6 of the Original Lease.
(d)    1601 Project Share. Effective as of the Fourth Amendment Effective Date, Section 1.1(k)(iv) of the Original Lease is hereby amended so that the 1601 Project Share is 9.73%, subject to adjustment pursuant to Section 2.6 of the Original Lease.
(e)    1701 Building Share; 1701 Project Share. Effective as of the Fourth Amendment Effective Date, the Lease is hereby amended as follows:
(i)    1701 Building Share. Section 1.1(j) of the Original Lease is hereby further amended by adding the following as Section 1.1(j)(v):
“(v)    With respect to the 1701 Building, percentage obtained by dividing the Rentable Area of the 1701 Space which has been Delivered by Landlord by the total Rentable Area of the 1701 Building and multiplying the resulting quotient by 100 and rounding to the second decimal place (the “1701 Building Share”). The 1701 Building Share will be 100%, subject to adjustment pursuant to Section 2.6 below.”
(ii)    1701 Project Share. Section 1.1(k) of the Original Lease is hereby further amended by adding the following as Section 1.1(k)(v):
“(v)    With respect to the 1701 Building, percentage obtained by dividing the Rentable Area of the 1701 Space which has been Delivered by Landlord by the total rentable square footage of the Project and multiplying the resulting quotient by 100 and rounding to the second decimal place (the “1701 Project Share”). The 1701 Project Share will be 15.37%, subject to adjustment pursuant to Section 2.6 below.”
(iii)    Notwithstanding the foregoing, prior to the last Start Date of the 1701 Space, the 1701 Building Share and the 1701 Project Share will be adjusted proportionately to apply only to the portion of the 1701 Space that has been Delivered to Tenant.

10.    Parking; Signage. Effective as of the “Start Date” for Suite 100 of the 1701 Space, Section 19 of the Lease is hereby amended so that Tenant may utilize up to 14 additional unassigned parking spaces within the Project at no charge. Effective as of the “Start Date” for Suite 125 of the 1701 Space, Section 19 of the Lease is hereby amended so that Tenant may utilize up to 8 additional unassigned parking spaces within the Project at no charge. Effective as of the “Start Date” for Suite 150 of the 1701 Space, Section 19 of the Lease is hereby amended so that Tenant may utilize up to 3 additional unassigned parking spaces within the Project at no charge. Effective as of the “Start Date” for Suites 115 and 200 of the 1701 Space, Section 19 of the Lease is hereby amended so that Tenant may utilize up to 182 additional unassigned parking spaces within the Project at no charge. Accordingly, following the “Start Dates” for all 1701 Space and 1601 Space, Tenant may utilize up to 800 unassigned parking spaces within the Project at no charge. Notwithstanding anything in the Lease to the contrary, including but not limited to Section 1.3(g) of the Lease, Landlord may enter parking agreements with an affiliate of Hillwood Enterprises that owns property adjacent to the east of the Project (the “BTS Site”) to permit a parking allocation for the buildings at the Project (other than the building located at 1750 North Loop Road) and the BTS Site of three (3) spaces per 1,000 square feet of building area. Section 21.3 of the Lease is hereby amended so that Tenant may install exterior signs on the 1601 Building and, effective as of the first “Start Date” for the 1701 Space, the 1701 Building in accordance with the terms of Section 21.3 of the Lease. Such signage shall be substantially similar to the signage at the 1801 Building and the 1851 Building.
11.    Single User Buildings; Excluded and Common Areas. Notwithstanding Section 11 of the Third Amendment or any other provision in the Lease to the contrary, the 1601 Building and any other Single User Building shall be considered a Single User Building for the purposes of Article 5 of the Lease (Services and Utilities; Repair and Maintenance Obligations). Notwithstanding anything in this Amendment or the Lease (including without limitation Section 1.3(e) of the Lease) to the contrary, the areas of the 1701 Space shown as “Restricted Common Area” on Exhibit A-4 (the “Restricted Common Areas”) shall be deemed to be Common Areas under the Lease except that Tenant shall have no right to access or use the Restricted Common Areas; provided, that, upon not less than 24 hours’ prior actual notice to Landlord (except in the event of an emergency, in which case no notice shall be required), Tenant shall have the right to access the Restricted Common Areas to the extent necessary to access, repair, maintain, and modify the panels that control the fire and life safety systems serving the Premises. The Restricted Common Areas shall be accessible to Landlord in accordance with Section 2.5 of the Lease in the same manner in which the Landlord may access the roof and other structural elements of a Single User Building. Landlord may lease space in the Restricted Common Areas for the storage and installation of telecommunications equipment, and Tenant shall permit reasonable access to the Restricted Common Areas to such tenants and shall not interfere with any such tenant’s operations of its telecommunications equipment or diminish any such tenant’s signal quality.
12.    Tenant Alterations. Tenant may construct any Tenant Alterations in the 1701 Space in accordance with the Lease, including but not limited to Section 7 of the Original Lease. Landlord hereby consents to Tenant’s use of DGA as the architect and the provisions of (a) the tenth sentence of Section 8 and (b) Section 19 of Exhibit B of the Original Lease shall apply as to the 1701 Space. Landlord shall not be obligated to make or pay for any alterations or improvements to the 1701 Space whatsoever or to the Premises other than in connection with Landlord’s maintenance and repair obligations expressly stated in the Lease. The parties agree that any Tenant Alterations constructed in the 1701 Space in accordance with the Lease shall become the Landlord’s property upon installation and will remain Landlord’s property at the expiration or earlier termination of the Term.
13.    Occupancy Estoppel Certificate. Tenant will deliver an Occupancy Estoppel Certificate in substantially the form attached as Exhibit C to the Original Lease, as previously amended, for the Start Dates, move-in dates and Base Rent commencement dates for the 1701 Space.
14.    1750 Right of First Offer; 1701 Space Right of First Offer Terminated. Effective on the Fourth Amendment Effective Date, the right of first offer in Section 30 of the Original Lease shall also apply as to the building located at 1750 North Loop Road. Tenant’s rights pursuant to Section 30 of the Original Lease are terminated with respect to the 1701 Space and shall no longer have any force or effect with respect the 1701 Space.
15.    Tenant’s Waiver of Termination Right. Tenant’s right to terminate the Lease pursuant to Section 29 of the Original Lease is hereby terminated, and Section 29 of the Original Lease shall have no further force or effect.

16.    Use. Section 1.1(g) of the Lease is hereby revised to permit vivariums and manufacturing in all of the Premises.
17.    Brokers. Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this Fourth Amendment. Neither party knows of any real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Fourth Amendment other than other than Greg Domanico of Kidder Mathews (“Broker”). Tenant and Landlord will indemnify and hold each other harmless from all damages paid or incurred by the other resulting from any claims asserted against either party by brokers or agents claiming through the other party, except Tenant shall not indemnify Landlord from claims by Broker.
18.    Whole Agreement. This Fourth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as amended herein, or in a future writing signed by both parties, there shall be no other changes or modifications to the Lease between the parties and the Lease and the terms and provision contained therein shall remain in full force and effect. The terms of this Amendment will control over any conflicts between it and the terms of the Lease.
19.    Successors and Assigns. This Fourth Amendment shall be binding upon the parties hereto, their heirs, successors and assigns.
20.    Ratification. Except as amended by this Fourth Amendment, the Lease has not been amended, and the parties ratify and confirm the Lease, as amended by the Fourth Amendment, as being in full force and effect.
21.    Counterparts; Execution by Telecopy. This Fourth Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by telecopier or other electronic means, and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.
22.    Representations; Occupancy Certificate.
(a)    Tenant certifies, represents and warrants to Landlord that, except as to the Overpayment Amount (defined below): (i) a true, correct, and complete copy of the Lease has been provided to Hillwood Enterprises; (ii) the Lease is in full force and effect and has not been modified or amended, except as otherwise set forth herein; (iii) to Tenant’s actual knowledge, without inquiry, neither Existing Landlord nor Tenant is in default under the Lease and there does not exist any facts or circumstances which, with the giving of notice, the passage of time or both, would constitute a default by either Existing Landlord or Tenant; (iv) to Tenant’s actual knowledge, without inquiry, all conditions of the Lease to be performed by the Existing Landlord and necessary to the enforceability of the Lease have been satisfied; (v) to Tenant’s actual knowledge, without inquiry, all improvements or work required under the Lease to be made by the Existing Landlord to date, if any, have been completed to the satisfaction of the Tenant; (vi) except with respect to those under the Third Amendment, allowances or other amounts payable by Existing Landlord to Tenant have been paid in full; (vii) to Tenant’s actual knowledge, without inquiry, charges for all labor and materials used or furnished in connection with improvements and/or alterations made for the account of the Tenant at the Premises and common areas have been paid in full; (viii) to Tenant’s actual knowledge, without inquiry, on the Execution Date there are no existing defenses, offsets, or claims that the Tenant has against the enforcement of the Lease by the Existing Landlord; (ix) Tenant has no option or preferential right to purchase all or any part of the Project, or the land of which the Project are a part; (x) Tenant has no rights or interest with respect to the Premises other than as a tenant under the Lease; (xi) Tenant has not assigned or sublet its interest in the Premises; and (xii) as of the Execution Date, there are no actions, whether voluntary or otherwise, pending against the Tenant under the bankruptcy or insolvency laws of the United States or any state thereof.

(b)    Prior to the Closing, upon ten (10) business days’ request by Existing Landlord, Tenant shall deliver to Existing Landlord (for the benefit of Existing Landlord and Landlord) an Occupancy Certificate in accordance with Section 16 of the Lease.
23.    Disclosures. Pursuant to California Civil Code Section 1938, Landlord hereby notifies Tenant that neither the Buildings nor the Premises have been inspected by a Certified Access Specialist. A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.
24.    Intentionally deleted.
25.    No Restoration. Tenant shall not be required to remove any alterations or improvements located in the Premises as of the Execution Date upon the surrender of the Premises pursuant to Section 15.1 of the Lease. The foregoing shall not be interpreted to limit Tenant’s obligation to repair damage to the Premises caused by its removal of any alterations or improvements that it is permitted to remove under the Lease.
26.    Closing; Termination of this Fourth Amendment. Landlord and Tenant agree that this Fourth Amendment and the obligations of Landlord and Tenant hereunder are contingent on the Closing, and, if the Contract is terminated, then this Fourth Amendment shall terminate, and neither party shall have any obligation to the other hereunder; provided, however, Landlord shall promptly notify Tenant of the termination of the Contract. For the sake of clarity, the parties acknowledge that this Fourth Amendment is a binding agreement between Hillwood Enterprises and its successor-in-interest to the rights and obligations of Hillwood Enterprises under the Contract acquiring fee title to the Project at Closing (i.e., the Landlord) and Tenant, with all obligations contingent upon the Closing (i.e. prior to the Fourth Amendment Effective Date, neither party shall have a right to terminate this Fourth Amendment except for a failure of the Closing to timely occur as expressly provided below). Upon the Closing, no further documentation shall be required to evidence the effectiveness of this Fourth Amendment; provided, however, at the request of either party, both parties will execute a document confirming the occurrence of the Fourth Amendment Effective Date. Tenant acknowledges and agrees that, in connection with the Closing, Hillwood Enterprises will assign its rights under the Contract to an entity affiliated with Hillwood Enterprises that will be formed to acquire the Project. Accordingly, Hillwood Enterprises shall assign its right and obligations under this Fourth Amendment to the successor-in-interest to the rights and obligations of Hillwood Enterprises under the Contract acquiring fee title to the Project at Closing (i.e., the Landlord); provided, however, prior to the Closing this Fourth Amendment may not be assigned by Hillwood Enterprises to any other parties. If the Closing has not occurred on or before March 31, 2020, then either Landlord or Tenant may terminate this Fourth Amendment, prior to the Closing, by prior written notice to the other party. Tenant acknowledges that (i) prior to the Closing, Landlord has no right, title, or interest in the Buildings and (ii) Landlord has no right to bind or act on behalf of the Existing Landlord.
27.    Additional 1751 Space. Landlord acknowledges that, for a period beginning on the Third Amendment Vacation Date and continuing through August 31, 2019, Existing Landlord incorrectly charged Tenant rent for the Additional 1751 Space, resulting in an overpayment by Tenant in the amount of $20,677.95 (the “Overpayment Amount”). Tenant acknowledges that Landlord shall not be liable for the Overpayment Amount in the event that Existing Landlord has not reimbursed Tenant for the Overpayment Amount by the Fourth Amendment Effective Date, provided that the foregoing shall not limit Tenant’s recourse against Existing Landlord with respect to the Overpayment Amount.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Execution Date.

LANDLORD:	HILLWOOD ENTERPRISES, L.P., a Texas limited partnership By: AHB, LLC, a Texas limited liability company its general partner By: /s/ Larry Blair Name: Larry Blair Title: Senior Vice President

TENANT:	EXELIXIS, INC., a Delaware corporation By: /s/ Michael M. Morrissey Name: Michael M. Morrissey Title: President & Chief Executive Officer

[Signature Page – Fourth Amendment]

EXHIBIT A-4

PLAN DELINEATING THE PREMISES AND
TENANT MAINTAINED OUTDOOR AREAS

(See attached.)

Suite 225
= 1751 Space

1751 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

= 1801 Space

1801 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

= 1801 Space

1801 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

Suite 1000
Suite 125
Suite 150
= 1851 Space

1851 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

Suite 200
Suite 210
Suite 210

= 1851 Space

1851 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

SUITE 100
PORTS OF AMERICA
SUITE 110A
RIPPLE EFFECTS
SUITE 110B
MGMT. OFFICE
LEGEND:
SUITE 100 PORTS OF AMERICA
SUITE 110A RIPPLE EFFECTS
SUITE 110B MGMT. OFFICE
SUITE 115 SINGULEX, LLC
FLOOR COMMON AREA
BUILDING COMMON AREA
VERTICAL SHAFT
Restricted Common Area
SUITES 115
Exelixis

INTERform COMMERCIAL INTERIORS

3000 EXECUTIVE PARKWAY, Suite 175, San Ramon, CA 94583 Tel 925.867.1001 Fax 925.867.2728

1701 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

REV 05.29.19

SUITE 200
SINGULEX, LLC
LEGEND:
SINGULEX
VERTICAL SHAFT
BUILDING COMMON AREA
Restricted Common Area
SUITE 200
Exelixis

INTERform COMMERCIAL INTERIORS

1701 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

REV 10.26.18

TENANT MAINTAINED OUTDOOR AREAS

1701 Space

Suite 100 of 1701 Space (former Port's America)

Project RSF	Building RSF	Premises RSF	Rent Start/ Change Date	Rent PSF/Mo	Monthly Base Rent	% of Bldg	% of Project	Term Expire	Expense Reimb.
385,967	59,335	4,140	Base Rent commencement	$1.85	$7,659.00	6.98%	1.07%	10/31/2031	NNN
			2/1/2020	$1.87	$7,741.80 [1]				
			2/1/2021	$1.93	$7,990.20 [2]				
			2/1/2022	$1.99	$8,238.60 [2]				
			2/1/2023	$2.09	$8,652.60 [3]				
			2/1/2024	$2.15	$8,901.00 [4]				
			2/1/2025	$2.21	$9,149.40				
			2/1/2026	$2.28	$9,439.20				
			2/1/2027	$2.35	$9,729.00				
			2/1/2028	$2.42	$10,018.80				
			2/1/2029	$2.49	$10,308.60				
			2/1/2030	$2.56	$10,598.40				
			2/1/2031	$2.64	$10,929.60				

[1] 10 mos @ $1.85, 2 mos @ $1.91
[2] 3% increase
[3] 10 mos @ $2.08, 2 mos @ $2.14)
[4] 3% current year and each year ther

Suite 125 of 1701 Space (former Ripple Effects)

Project RSF	Building RSF	Premises RSF	Rent Start/ Change Date	Rent PSF/Mo	Monthly Base Rent	% of Bldg	% of Project	Term Expire	Expense Reimb.
385,967	59,335	2,355	Base Rent commencement	$1.54	$3,626.70	3.97%	0.61%	10/31/2031	NNN
			2/1/2020	$1.58	$3,720.90 [1]				
			2/1/2021	$1.87	$4,403.85 [2]				
			2/1/2022	$2.03	$4,780.65 [3]				
			2/1/2023	$2.09	$4,921.95 [4]				
			2/1/2024	$2.15	$5,063.25				
			2/1/2025	$2.21	$5,204.55				
			2/1/2026	$2.28	$5,369.40				
			2/1/2027	$2.35	$5,534.25				
			2/1/2028	$2.42	$5,699.10				
			2/1/2029	$2.49	$5,863.95				
			2/1/2030	$2.56	$6,028.80				
			2/1/2031	$2.64	$6,217.20				

[1] First two years blend RE rents
[2] 4 mos @ 1.64, 6 mos @1.96, 2 mos
[3] 10 mos @ 2.02, 2 mos @2.08
[4] 3% current year and each year ther

Suite 115 and 200 of 1701 Space (Former Singulex)

Project RSF	Building RSF	Premises RSF	Rent Start/ Change Date	Rent PSF/Mo	Monthly Base Rent	% of Bldg	% of Project	Term Expire	Expense Reimb.
385,967	59,335	51,858	Base Rent commencement	$1.43	$74,156.94	87.40%	13.44%	10/31/2031	NNN
			2/1/2020	$1.47	$76,231.26				
			2/1/2021	$1.51	$78,305.58				
			2/1/2022	$1.56	$80,898.48				
			2/1/2023	$1.94	$100,604.52 [1]				
			2/1/2024	$2.15	$111,494.70 [2]				
			2/1/2025	$2.21	$114,606.18 [3]				
			2/1/2026	$2.28	$118,236.24				
			2/1/2027	$2.35	$121,866.30				
			2/1/2028	$2.42	$125,496.36				
			2/1/2029	$2.49	$129,126.42				
			2/1/2030	$2.56	$132,756.48				
			2/1/2031	$2.64	$136,905.12				

[1] 4 mos @ $1.61, 6 mos @ $2.08, 2 r
[2] 10 mos @ $2.14, 2 mos @ 2.20
[3] 3% current year and each year ther

Suite 150 of 1701 Space (former Management Space - Modeled after Suites 115 and 200)

Project RSF	Building RSF	Premises RSF	Rent Start/ Change Date	Rent PSF/Mo	Monthly Base Rent	% of Bldg	% of Project	Term Expire	Expense Reimb.
385,967	59,335	982	Base Rent commencement	$1.43	$1,404.26	1.66%	0.25%	10/31/2031	NNN
			2/1/2020	$1.47	$1,443.54				
			2/1/2021	$1.51	$1,482.82				
			2/1/2022	$1.56	$1,531.92				
			2/1/2023	$1.94	$1,905.08				
			2/1/2024	$2.15	$2,111.30				
			2/1/2025	$2.21	$2,170.22				
			2/1/2026	$2.28	$2,238.96				
			2/1/2027	$2.35	$2,307.70				
			2/1/2028	$2.42	$2,376.44				
			2/1/2029	$2.49	$2,445.18				
			2/1/2030	$2.56	$2,513.92				
			2/1/2031	$2.64	$2,592.48

EXHIBIT B
BASE RENT SCHEDULES
(See attached.)